Derivatives	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Derivatives
24 Derivatives

	Derivative asset		Derivative liability
	2021	2020	2021	2020

Derivatives for general account

Derivatives not designated in a hedge	8,344	12,617	9,578	13,661

Derivatives designated as fair value hedges	18	88	15	20

Derivatives designated as cash flow hedges	346	338	948	608

Derivatives desginated as Net foreign investment hedges	73	196	59	161

	8,780	13,238	10,600	14,450

Derivatives for account of policyholders

Derivatives not designated in a hedge	46	747	39	167

Total derivatives 1)	8,827	13,986	10,639	14,617

Of which:

Current	723	673	2,803	4,220

1	Refer to note 44 Fair value for a summary of all financial assets and financial liabilities at fair value through profit or loss.
The derivatives are measured at fair value through profit or loss in accordance with IAS 39. For more details on fair value measurement of derivatives refer to note 44 Fair value.
Aegon the Netherlands partially hedges the risk of future longevity increases in the Netherlands related to a part of its insurance liabilities. These longevity derivatives are constructed to pay out if the mortality rates in future years decrease more than a pre-determined percentage compared with the base scenario at the moment of signing the contract. These derivatives are used to enhance Aegon’s risk-return profile and to improve capital efficiency. The value of the longevity derivatives are calculated using an internal model as there is no active market for this type of derivatives. As per December 31, 2021 no longevity derivatives are in place. Refer to note 26 Reinsurance assets for further information on the risk of future longevity of Aegon the Netherlands.

Use of derivatives
Derivatives not designated in a hedge - general account

Derivatives not designated in a hedge – general account	Derivative asset		Derivative liability
	2021	2020	2021	2020

Derivatives held as an economic hedge	8,327	12,595	5,992	8,629

Bifurcated embedded derivatives	17	22	3,586	5,032

Total	8,344	12,617	9,578	13,661
Aegon utilizes derivative instruments as a part of its asset liability risk management practices. The derivatives held for risk management purposes are classified as economic hedges to the extent that they do not qualify for hedge accounting, or that Aegon has elected not to apply hedge accounting. The economic hedges of certain exposures relate to an existing asset, liability or future reinvestment risk. In all cases, these are in accordance with internal risk guidelines and are closely monitored for continuing compliance.
Bifurcated embedded derivatives that are not closely related to the host contracts have been bifurcated and recorded at fair value in the consolidated statement of financial position. These bifurcated embedded derivatives are embedded in various institutional products, modified coinsurance and unit-linked insurance contracts in the form of guarantees for minimum benefits. Please refer to note 36 Guarantees in insurance contracts for more disclosures about these guarantees.
Credit Default Swaps
Aegon has entered into free-standing credit derivative transactions. The positions outstanding at the end of the year were:

	2021		2020

Credit derivative disclosure by quality	Notional	Fair value	Notional	Fair value

AAA	14	-	13	-

AA	173	3	168	4

A	926	14	762	9

BBB	2,925	50	2,677	46

BB	263	1	205	4

B or lower	148	2	121	-

Total	4,449	70	3,945	63
Certain derivatives are used to add risk by selling protection in the form of single name and index based credit default swaps. This involves the purchase of high quality, low risk assets and the sale of credit derivatives. The table above provides a breakdown in credit quality of these credit derivatives. The credit ratings relate to the underlying exposures of these credit derivatives.
Derivatives designated as fair value hedges
Aegon’s fair value hedges includes interest rate swaps, swaptions, equity and fixed income total return swaps, equity options, equity futures, bond futures and variance swaps that are used to protect against changes in the fair value of interest rate and equity sensitive instruments or liabilities. Gains and losses on derivatives designated under fair value hedge accounting are recognized in the income statement. The effective portion of the fair value change on the hedged item is also recognized in the income statement. As a result, only the net accounting ineffectiveness has an impact on the net result.
Aegon has entered into interest rate swap agreements that effectively convert certain fixed-rate assets and liabilities to a floating-rate basis (generally to six months or less LIBOR). These hedges are used for portfolio management to better match assets to liabilities or to protect the value of the hedged item from interest rate movements. These agreements involve the payment or receipt of fixed-rate interest amounts in exchange for floating-rate interest amounts over the life of the agreement without the exchange of the underlying principal amounts. Some of the arrangements use forward starting swaps to better match the duration of assets and liabilities.
Aegon has entered into cross-currency interest rate swap agreements that effectively convert certain foreign currency fixed-rate and floating-rate assets and liabilities to US dollar floating-rate assets and liabilities. These agreements involve the exchange of the underlying principal amounts.

For the years ended December 31, 2021, 2020 and 2019, the gains and (losses) related to the ineffectiveness portion of designated fair value hedges Aegon recognized are as follows:

	2021	2020	2019

Gains (losses) related to the ineffectiveness portion of designated fair value hedges	1	-	1
Derivatives designated as cash flow hedges
Aegon has entered primarily into interest rate swap agreements that effectively convert certain variable-rate assets and liabilities to a fixed-rate basis in order to match the cash flows of the assets and liabilities within Aegon’s portfolio more closely. These agreements involve the payment or receipt of variable-rate interest amounts in exchange for fixed-rate interest amounts over the life of the agreement without the exchange of the underlying principal amounts. Aegon hedges its exposure to the variability of future cash flows from the interest rate movements for terms up to 23 years for hedges converting existing floating-rate assets and liabilities to fixed-rate assets.
Aegon uses forward starting interest rate swap agreements to hedge the variability in future cash flows associated with the forecasted purchase of fixed-income assets. These agreements reduce the impact of future interest rate changes on the forecasted transaction. Fair value adjustments for these interest rate swaps are deferred and recorded in equity until the occurrence of the forecasted transaction at which time the interest rate swaps will be terminated. The accumulated gain or loss in equity will be amortized into investment income as the acquired asset affects income. Aegon hedges its exposure to the variability of future cash flows from interest rate movements for terms up to 22 years. The cash flows from these hedging instruments are expected to affect the profit and loss for approximately the next 40 years. For the year ended December 31, 2021, the contracts for which cash flow hedge accounting was terminated resulted in deferred gains of EUR 60 million (2020: EUR 186 million) that are recognized directly in equity to be reclassified into net result during the period when the cash flows occur of the underlying hedged items. During the year ended December 31, 2021, none of Aegon’s cash flow hedges were discontinued as it was highly probable that the original forecasted transactions would occur by the end of the originally specified time period documented at the inception of the hedging relationship. Aegon projects investment needs many years into the future in order to support the insurance liabilities and pay all contractual obligations arising from the policies in force today.
In addition, Aegon also makes use of cross currency swaps to convert variable or fixed foreign currency cash flows into fixed cash flows in local currencies. The cash flows from these hedging instruments are expected to occur over the next 35 years. These agreements involve the exchange of the underlying principal amounts.

Hedge ineffectiveness and reclassification of gains (losses)	2021	2020	2019

Hedge ineffectiveness on cash flow hedges	1	-	-

Gains (losses) reclassified from equity into the income statement	(38)	74	51

Expected deferred gain (loss) to be reclassified from equity into net result during the next 12 months	113	92	89

The periods when the cash flows are expected to occur are as follows:

	< 1 year	1 – 5 years	5 – 10 years	> 10 years	2021 Total

Cash inflows	535	2,158	1,640	5,868	10,201

Cash outflows	-	4	-	-	4

Net cash flows	535	2,154	1,640	5,868	10,197

	< 1 year	1 – 5 years	5 – 10 years	> 10 years	2020 Total

Cash inflows	268	761	767	5,402	7,197

Cash outflows	-	4	-	-	4

Net cash flows	267	757	767	5,402	7,193

Effect of uncertainty of IBOR reform on derivatives designated as fair value and cash flows hedges
The future of IBORs (Interbank Offered Rates) such as EURIBOR, EONIA and LIBOR has been a major topic on the global agenda since the G20 asked the Financial Stability Board (FSB) to undertake a fundamental review of leading interest rate benchmarks in 2013. The FSB proposed new standards to reform interest rate benchmarks and the use of transaction-based input data instead of non-transactional/panel input data. In the EU this is adopted in the new Benchmark Regulation (BMR) which stipulates that from January 2020 only BMR compliant benchmarks may be used within the EU.
In order to prepare for the IBOR transition all Aegon units have written transition plans containing among others project solutions and actions, timelines and ownership to ensure timely preparation and implementation. We are currently implementing the actions as described in the transition plans.
In July 2020 the discount rates of EUR cleared derivatives switched from EONIA to
€
STR which impacted the valuation of derivatives for which compensation was exchanged. All EUR Credit Support Annex (‘CSA’) which have positions outstanding have been amended from EONIA to
€
STR discounting. In the US, the cleared market has switched discount rates from Fed Funds to Secured Overnight Funding Rate (‘SOFR’) in October 2020. The switch in discount rates is expected to lead to increased liquidity in the new risk free rates.
The majority of the fair value and cash flow hedges are directly exposed to changes in benchmark rates (predominantly EURIBOR and USD LIBOR). There are no plans for the discontinuation of EURIBOR and appropriate fallback language has been implemented via the International Swaps and Derivatives (‘ISDA’) fallback protocol and rulebook changes by the clearing houses. The relevant USD LIBOR benchmark rates are expected to remain available for existing contracts until mid 2023 and these derivatives will either be actively transitioned to SOFR before the 2023 deadline or via the ISDA fallback protocol. The total notional of financial instruments designated as fair value or cash flow hedges with a USD LIBOR reference that have a maturity date beyond June 30, 2023 amount to EUR 3,439 million (2020: EUR 1,283 million).
Aegon applies the reliefs offered in IAS 39 to ensure that this uncertainty does not result in the early termination of hedge accounting, whilst also assuming for measurement purposes that, owing to the general principle of equivalence, transitions to alternative rates will not result in significant contract modifications.
Net foreign investment hedges
Aegon funds its investments in insurance subsidiaries with a mixture of debt and equity. Aegon aims to denominate debt funding in the same currency as the functional currency of the investment. Investments outside the Eurozone, the United States and the United Kingdom are funded in euros. When the debt funding of investments is not in the functional currency of the investment, Aegon uses derivatives to swap the currency exposure of the debt instrument to the appropriate functional currency. This policy will ensure that total capital will reflect currency movements without distorting debt to shareholders’ equity ratios. Aegon utilizes various financial instruments as designated hedging instruments of its foreign investments. These instruments include long-term and short-term borrowings, short-term debts to credit institutions, cross currency swap contracts and forward foreign exchange contracts.